UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2015

CENTERPOINT ENERGY, INC.

(Exact name of registrant as specified in its charter)

Texas	1-31447	74-0694415
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 Louisiana Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 207-1111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

At the annual meeting of the shareholders of CenterPoint Energy, Inc. (“CenterPoint Energy”) held on April 23, 2015, the matters voted upon and the number of votes cast for or against, as well as the number of abstentions and broker non-votes as to such matters, were as stated below. The proposals related to each matter are described in detail in CenterPoint Energy’s definitive proxy statement for the annual meeting, which was filed with the Securities and Exchange Commission on March 13, 2015.

Election of Directors (Item 1)

The following nominees for director were elected to serve one-year terms expiring at the 2016 annual meeting of shareholders, with the vote totals as set forth in the table below:

Nominee	For	Against	Abstentions	Broker Non- Votes
Milton Carroll	317,039,119	8,763,516	877,131	47,344,714
Michael P. Johnson	321,843,958	3,915,830	919,978	47,344,714
Janiece M. Longoria	322,450,912	3,352,537	876,317	47,344,714
Scott J. McLean	322,423,900	3,339,976	915,890	47,344,714
Theodore F. Pound	322,684,275	3,004,683	990,808	47,344,714
Scott M. Prochazka	323,106,827	2,696,088	876,851	47,344,714
Susan O. Rheney	322,604,153	3,212,985	862,628	47,344,714
Phillip R. Smith	322,745,246	3,023,234	911,286	47,344,714
Peter S. Wareing	322,030,092	3,753,544	896,130	47,344,714

Ratification of Appointment of Independent Auditors (Item 2)

The appointment of Deloitte & Touche LLP as independent registered public accountants for CenterPoint Energy for 2015 was ratified, with the vote totals as set forth in the table below:

For	Against	Abstentions	Broker Non-Votes
368,463,920	4,594,660	965,900	0

Advisory Vote on Executive Compensation (Item 3)

The advisory resolution on executive compensation was approved, with the vote totals as set forth in the table below:

For	Against	Abstentions	Broker Non-Votes
305,326,457	19,813,972	1,539,337	47,344,714

Reapproval of the Material Terms of Performance Goals under the 2009 Long-term Incentive Plan (Item 4)

The material terms of the performance goals under the 2009 Long-term Incentive Plan were approved, with the vote totals as set forth in the table below:

For	Against	Abstentions	Broker Non-Votes
314,861,300	10,376,831	1,441,635	47,344,714

Reapproval of the Material Terms of Performance Goals under the Short-term Incentive Plan (Item 5)

The material terms of the performance goals under the Short-term Incentive Plan were approved, with the vote totals as set forth in the table below:

For	Against	Abstentions	Broker Non-Votes
318,288,112	6,948,327	1,443,327	47,344,714

Shareholder Proposal Regarding Preparation of an Annual Report on Lobbying (Item 6)

The shareholder proposal regarding preparation of an annual report on lobbying was not approved, with the vote totals as set forth in the table below:

For	Against	Abstentions	Broker Non-Votes
104,672,397	149,555,800	72,451,569	47,344,714

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY, INC.

Date: April 27, 2015	By:	/s/ Dana C. O’Brien
Dana C. O’Brien
Senior Vice President, General Counsel and Corporate Secretary